                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  June 30, 1999


                            CRESCENT BANKING COMPANY
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)



    Georgia                        0-20251                  58-1968323
    -------                        -------                  ----------
(State or Other                  (Commission               (IRS Employer
 Jurisdiction of                 File Number)            Identification No.)
 Incorporation)


                     251 Highway 515, Jasper, Georgia 30143
                     --------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)


                                 (706) 692-2424
                                 --------------
              (Registrant's Telephone Number, including Area Code)

Item 5.    Other Events.
------     ------------

     On June 30, 1999, Crescent Banking Company's (the "Company") wholly-owned banking subsidiary, Crescent Bank & Trust Company ("Crescent Bank"), acquired the branch (the "Branch Acquisition") of Tucker Federal Bank ("Tucker") located at 4475 Towne Lake Parkway, Woodstock, Georgia 30181 (the "Branch") pursuant to the Branch Purchase and Assumption Agreement executed on April 22, 1999. As part of the Branch Acquisition, Crescent Bank assumed approximately $12.6 million of deposits from Tucker. Crescent Bank paid Tucker a deposit premium equal to 6.0% of the Branch's deposit, or approximately $756,000.

     The Company's Press Release, dated June 30, 1999, announcing the completion of the Branch Acquisition is filed as an exhibit herewith and is incorporated by reference herein.


Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.
------     -------------------------------------------------------------------

     (c)     Exhibits.

             The following exhibit is filed herewith:


Exhibit No.                              Description
-----------  ------------------------------------------------------------------

   99 Press Release, dated June 30, 1999, announcing the completion of the Branch Acquisition.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CRESCENT BANKING COMPANY


                                          /s/ J. Donald Boggus, Jr.
                                          ------------------------------------
                                          J. Donald Boggus, Jr.
                                          President and Chief Executive Officer


Date:  June 30, 1999

                               INDEX TO EXHIBITS
                               -----------------


Exhibit No.                               Description
-----------    ----------------------------------------------------------------

    99 Press Release, dated June 30, 1999, announcing the completion of the Branch Acquisition.